UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 27, 2023

PAM TRANSPORTATION SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-15057	71-0633135
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

297 West Henri De Tonti, Tontitown, Arkansas 72770

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (479) 361-9111

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	PTSI	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On July 27, 2023, the Board of Directors (the “Board”) of P.A.M. Transportation Services, Inc. (the “Company”) approved a form of indemnification agreement to be entered into by the Company with each of its directors and executive officers. This form of agreement, among other things, requires the Company to indemnify each director and executive officer, under the circumstances and to the extent provided in the agreement, to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys’ fees, judgments, fines and settlement amounts incurred by the director or executive officer in any action or proceeding arising out of the person’s service as a director or executive officer. The form of agreement also requires the Company to maintain directors’ and officers’ liability insurance coverage, subject to specified exceptions, and sets forth procedures with respect to requests for indemnification from a director or executive officer.

The foregoing description of the form of indemnification agreement is not complete and is qualified in its entirety by reference to the full text of the form of indemnification agreement, which is attached as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 27, 2023, the Board of the Company adopted a fourth amendment (the “Bylaw Amendment”) to the Company’s Amended and Restated By-Laws, as amended (the “Bylaws”). The Bylaw Amendment adds a new Article XIII of the Bylaws which provides that, unless the Company consents in writing to the selection of an alternative forum, (a) the Court of Chancery of the State of Delaware (or, if the Court of Chancery of the State of Delaware lacks subject matter jurisdiction, the federal district court for the District of Delaware) will be the sole and exclusive forum for certain corporate law matters and actions or proceedings asserting an “internal corporate claim,” as that term is defined in Section 115 of the Delaware General Corporation Law, and (b) the federal district courts of the United States of America will be exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended. The Bylaw Amendment also clarifies and updates the listed corporate officers in Article III, Section 1 of the Bylaws. The Bylaw Amendment became effective on July 27, 2023.

The foregoing description of the Bylaw Amendment is not complete and is qualified in its entirety by reference to the full text of the Bylaw Amendment, which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits.

3.1	Fourth Amendment to Amended and Restated By-Laws of the Registrant.

10.1	Form of Indemnification Agreement.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

P.A.M. TRANSPORTATION SERVICES, INC.
(Registrant)

Date: August 2, 2023	By:	/s/ Lance K. Stewart
Lance K. Stewart Vice President of Finance, Chief Financial Officer, and Treasurer

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